EXHIBIT 10.32
                                                                   -------------

                                 HOUSE OF BLUES
                   "RUN OF THE HOUSE" CDK/"MUSIC NEWS" VFLASH
                              DEVELOPMENT PROPOSAL


CDK Development
---------------
a) CDKnet will utilize CDK 2.2 technology to develop a multimedia CD supporting HOB's summer promotional effort.

b) HOB will provide all required graphic and HTML assets as well as all video files.

c) HOB and CDKnet will jointly design and develop the CDK main interface page, subpages and CD label which will include a link to the "Music News" Vflash as well as a sweepstakes/contest offer provided by CDKnet partner. HOB retains right to review partner, approval not to be unreasonably withheld.

d) CDKnet will manage the replication of two-million CD units (3" MINI-CDS) The CDs will be shipped to 27 HOB venues (pending final direction).

e) Pricing and timing for the project will be in accordance with the information provided in Figure 1 and Figure 2 (attached).


Vflash Development
------------------
a) ValueFlash will develop/maintain a "Music News" Vflash Messenger marketing program including Vflash development, database setup and management as well as all design/editorial updates.

b) ValueFlash will host the customer database as well as all messages/ content updates served through the "Music News" Vflash. HOB/ValueFlash will jointly own the customer database.

c) ValueFlash and HOB will agree upon a content update process (automated and/or manual) to leverage information from the HOB Web site to be served through the "Music News" Vflash (see Figure 4).

d) ValueFlash will provide custom animation programming for content updates and will include multimedia elements when available (audio, images, etc.).

e) No later than 60-days after launch, HOB and ValueFlash will jointly determine a course of action for selling third-party advertising to be displayed on the "Music News" Vflash Messenger as well as commerce and e-commerce partners. HOB will provide a list of competitors to be excluded as potential advertisers/commerce partners.

f) ValueFlash will provide monthly statements to House of Blues detailing active "Music News" Vflash subscribers.

g) The "Music News" Vflash Messenger will be distributed in the following ways:

     o    Download from the HOB.com Web site & Vflash.com Web site.

     o    Distribute through multimedia CDs created by CDKnet.

     o    Email to HOB's current customer database.

h) Pricing and timing for the project will be in accordance with the information provided in Figure 1 and Figure 3 (attached).

                                    FIGURE 1

                                 HOUSE OF BLUES
                             "RUN OF THE HOUSE" CDK
                                DEVELOPMENT COSTS


CDK DEVELOPMENT COSTS
---------------------
CDKNET will cover all costs associated with CD mastering, replication and bulk shipment, including:

1) Content Preparation and Integration
2) Rough Master
3) Gold Master
4) Replication from Gold Master on 3" MINI-CDS
5) CD sleeve insertion

HOB will cover all costs associated with content procurement.


VFLASH DEVELOPMENT COSTS
------------------------
As part of the CDK program, HOB agrees to development and support of a "Music News" Vflash Messenger that will provide music fans with concert news, reviews, Webcast info and artist information as provided by HOB. ValueFlash retains the right to incorporate additional news and information from appropriate providers.

As compensation for participation in the "Music News" Vflash program, HOB will receive 20% of the advertising revenue generated through the "Music News" Vflash as well as 20% of all affiliate sales commissions generated through the "Music News" Vflash (as defined by the retail partner) in addition to all standard benefits (e.g., targeted Web traffic, customer database, etc.).

The term of the agreement is one-year minimum with an option to renew on an annual basis, 60-days prior to end of then current term.

Your signature below indicates acceptance of the general terms of this proposal. A more formal agreement will be executed prior to CD distribution.


------------------------                             ---------------------------
Russell Kern                                         Chris Stephenson
Executive Vice President                             SVP, Marketing
ValueFlash.com, Inc.                                 HOB
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                                    FIGURE 2

                                 HOUSE OF BLUES
                             "RUN OF THE HOUSE" CDK
                              DEVELOPMENT TIMELINE


Date                          Action
----                          ------

5/9/00-5/16/00                HOB/CDKnet to develop concepts for interface page
                              and general content for sub-pages and CD label;
                              HOB to forward materials to CDKnet

                              HOB to send video material to CDKnet for arrival NO LATER THAN 5/16/00

                              HOB to send interface graphics material to CDKnet For arrival NO LATER THAN 5/16/00

5/28/00                       CDKnet to produce rough master

5/29/00                       HOB to review rough master and provide
                              comments/changes

5/30/00                       CDKnet to produce gold master;


                              HOB/CDKnet to finalize graphics for CD label

5/31/00 HOB to review gold master and provide final signoff


6/1/00                        CDKnet to forward gold master to replicator


Week of 6/26/00               Replicator to ship CDKs to HOB



* Timetable subject to delivery of materials from HOB.

                                    FIGURE 3

                               "MUSIC NEWS" VFLASH
                              DEVELOPMENT TIMELINE


Date                          Action
----                          ------

5/9/00 - 5/12/00              ValueFlash to develop Music Vflash, tray icon and
                              "offline" page for installation application

5/15/00 - 5/22/00             ValueFlash to produce installer file and include
                              on CKD master for replication

Week of 5/22/00               HOB/ValueFlash to define content management
                              process and information filters

Week of 5/29/00               ValueFlash to develop Vflash prototype and begin
                              server development

Week of 6/5/00                HOB/ValueFlash to begin content management
                              Integration

Week of 6/12/00               ValueFlash to create registration page, "how it
                              works" page and download page

Week of 6/19/00               HOB/ValueFlash to conduct internal testing

Week of 6/26/00               Official "Music News" Vflash launch

                                    FIGURE 4

                               "MUSIC NEWS" VFLASH
                          CONTENT MANAGEMENT GUIDELINES


Procedure
---------
In order to accommodate a late-June launch of the "Music News" Vflash, ValueFlash recommends conducting a manual content management process until a more automated system can be put into action.

The Vflash team will govern the manual process with no manpower requirements from House of Blues. This will be accomplished by creating a set of categorized window templates (e.g., Cybercasts) and then capturing headlines and graphics from the relevant page on HOB.com.

For Phase II of the program, ValueFlash and HOB will develop a process for automatically sending HOB.com content updates to the Vflash team in order to eliminate the "content mining" process.

Categories/Filters
------------------
Vflash recommends leveraging categories that are relevant to multiple music content providers. These include:

-    Cybercasts
-    Music News
-    Artist Chat
-    Pay-Per-View
-    Digital Downloads
-    Video Downloads
-    Concert Archive
-    Artist Interviews
-    CD Reviews
-    CD Previews
-    Venue Events (geographically targeted)
     -    Northeast
     -    Southeast
     -    Midwest
     -    Southwest
     -    Northwest
     -    California
     -    Canada